Exhibit 10.1

Execution Version

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT dated as of June 4, 2013 (this “Second Amendment”) to (a) the Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended by the First Amendment thereto dated as of February 6, 2013, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Second Amendment Effective Date (as defined below), the “Credit Agreement”), among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), (b) the Second Amended and Restated Collateral Trust Agreement dated as of July 1, 2011 (as amended by that certain Amendment thereto dated as of February 6, 2013, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Second Amendment Effective Date, the “Collateral Trust Agreement”), among, inter alia, the Borrower, the Administrative Agent and Deutsche Bank Trust Company Americas, as priority collateral trustee and parity collateral trustee (in such capacities and together with its successors, the “Collateral Trustee”) and (c) the Amended and Restated Guarantee and Collateral Agreement, dated as of July 1, 2011 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Second Amendment Effective Date, the “Guarantee and Collateral Agreement”), among, inter alia, the Borrower, the Grantors parties thereto, the Administrative Agent and the Collateral Trustee.

A.                                    Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

B.                                    The Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank, among others, are parties to the Credit Agreement.  Citigroup Global Markets Inc. is acting as sole arranger and sole bookrunner in connection with this Second Amendment, the CTA Amendment (as defined below) and the GCA Amendment (as defined below), in each case, with respect to the Second Amendment Revolving Facility (as defined below) (in such capacity, the “Revolving Facility Arranger”). Morgan Stanley Senior Funding, Inc. and Credit Suisse Securities (USA) LLC are acting as joint book runners and joint lead arrangers in connection with this Second Amendment, the CTA Amendment and the GCA Amendment, in each case, with respect to the Second Amendment Term Loans (as defined below) (in such capacities, the “Term Facility Arrangers”, and together with the Revolving Facility Arranger, the “Repricing Arrangers”); provided that, it is understood and agreed that with respect to the Second Amendment Term Loans (as defined below) (other than Increased Term Loans (as defined below)), all financial institutions shall retain their existing arranger titles under the Credit Agreement.  The Borrower, the Administrative Agent and the Collateral Trustee, among others, are parties to the Collateral Trust Agreement.

C.                                    The Borrower has requested that the Credit Agreement be amended to, among other things: (i) provide for a new revolving credit facility, including a letter of credit facility and swingline facility thereunder (the “Second Amendment Revolving Facility” and loans made pursuant to the Second Amendment Revolving Facility, “Second Amendment Revolving Loans”), which facility would replace in its entirety the Revolving Loan Facility, including the letter of credit facility and swingline facility, outstanding under the Credit Agreement immediately prior to the effectiveness of this Second Amendment (the “Existing Revolving Facility”), and which Second Amendment Revolving Facility shall have the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as the Existing Revolving Facility, (ii) provide for a new tranche of term loans thereunder (the “Second Amendment Term Loans”) in an aggregate principal amount of $2,022,000,000 (the amount of Second Amendment Term Loans in excess of the Existing Term Loans (as defined below), the “Increased Term Loans”), the proceeds of which will be used in part to re-evidence in full all Term Loans outstanding immediately prior to the effectiveness of this Second Amendment (collectively, the “Existing Term Loans”), with any remainder being used as permitted by the Amended Credit Agreement (as defined below), and which Second Amendment Term Loans shall have the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as the Existing Term Loans and (iii) make certain other changes to the Loan Documents as more fully set forth herein.  For the avoidance of doubt, the Increased Term Loans do not constitute incremental facilities or New Term Loans subject to Section 2.24 of the Amended Credit Agreement, or incremental refinancing facilities or Refinancing Term Loans subject to Section 2.25 of the Amended Credit Agreement.

D.                                    Each Lender holding Revolving Loans under the Existing Revolving Facility (the “Existing Revolving Loans”) or unused Revolving Commitments under the Existing Revolving Facility (the “Existing Revolving Commitments”) that executes and delivers a signature page to this Second Amendment in the capacity of an “Exchanging Revolving Lender (each, an “Exchanging Revolving Lender”) will, by the fact of such execution and delivery, be deemed (i) to have irrevocably agreed to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (ii) to have agreed to exchange (as defined below) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments (all Existing Revolving Commitments so exchanged, the “Exchanged Revolving Commitments”) with commitments to make Second Amendment Revolving Loans (the “Second Amendment Revolving Commitments”) in an equal principal amount and (iii) upon the Second Amendment Effective Date, to have exchanged such amount of its Existing Revolving Commitments with Second Amendment Revolving Commitments in an equal principal amount.

E.                                     Each Term Lender that executes and delivers a signature page to this Second Amendment in the capacity of an “Exchanging Term Lender” (each, an “Exchanging Term Lender”) will be deemed to have irrevocably (i) agreed to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (ii) agreed to exchange (as defined below) (as set forth on its signature page hereto) all of its Existing Term Loans (all Existing Term Loans so exchanged, the “Exchanged Term Loans”) with Second Amendment Term Loans in an equal principal amount and (iii) upon the Second Amendment Effective Date, exchanged (as set forth on its signature page hereto) all of its Existing Term Loans with Second Amendment Terms Loans in an equal principal amount.

F.                                      Each Person that executes and delivers a signature page to this Second Amendment in the capacity of an “Additional Revolving Lender” (each, an “Additional Revolving Lender” and all Additional Revolving Lenders, together with all Exchanging Revolving Lenders, collectively, the “Second Amendment Revolving Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (ii) committed to make Second Amendment Revolving Commitments to the Borrower on the Second Amendment Effective Date (the “Additional Revolving Commitments”) in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Additional Revolving Commitments) and (iii) upon the Second Amendment Effective Date, made such Additional Revolving Commitments to the Borrower.

G.                                    Each Person that executes and delivers a signature page to this Second Amendment in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and all Additional Term Lenders, together with all Exchanging Term Lenders, collectively, the “Second Amendment Term Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Second

Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (ii) committed to make Second Amendment Term Loans to the Borrower on the Second Amendment Effective Date (the “Additional Term Loans”) in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (iii) upon the Second Amendment Effective Date, made such Additional Term Loans to the Borrower.

H.                                   The Borrower will, on the Second Amendment Effective Date, (i) repay in full all outstanding Existing Revolving Loans, if any, with the proceeds of Second Amendment Revolving Loans made under the Amended Credit Agreement, which prepayment will be accompanied by accrued interest on the Existing Revolving Loans being prepaid and (ii) terminate all Existing Revolving Commitments.

I.                                        Each Letter of Credit that is outstanding under the Credit Agreement immediately prior to the Second Amendment Effective Date and listed on Schedule I hereto (each such Letter of Credit, an “Existing Letter of Credit”) shall be deemed to be outstanding under the Amended Credit Agreement as of the Second Amendment Effective Date.

J.                                        The Swingline Lender and each Issuing Bank that executes and delivers a signature page to this Second Amendment in its capacity as such will be deemed upon the Second Amendment Effective Date to have irrevocably agreed to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment.

K.                                   By executing and delivering a signature page to this Second Amendment, each of the Administrative Agent and the Collateral Agent will be deemed upon the Second Amendment Effective Date to have irrevocably agreed to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment.

L.                                     The proceeds of the Additional Term Loans will be used to (i) re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the Second Amendment Effective Date to the Additional Term Lenders as of the Second Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement, (ii) after the Second Amendment Effective Date, to redeem a portion of GenOn Energy, Inc.’s outstanding 7.625% senior unsecured notes due 2014 (the “GenOn 2014 Notes”), (iii) pay fees, costs and expenses incurred in connection with the transactions described in this sentence and (iv) for other general corporate purposes (including permitted acquisitions).

M.                                 To accomplish the foregoing (i) the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank, the Lenders whose signature pages appear below, constituting at least the Required Lenders, the Second Amendment Revolving Lenders and the Second Amendment Term Lenders, are willing to amend the Credit Agreement as set forth below (the Credit Agreement as amended hereby, the “Amended Credit Agreement”), (ii) the Exchanging Revolving Lenders are willing to exchange all of their Existing Revolving Commitments with Second Amendment Revolving Commitments, (iii) the Exchanging Term Lenders are willing to exchange all of their Existing Term Loans with Second Amendment Term Loans, (iv) the Additional Revolving Lenders are willing to make Additional Revolving Commitments to the Borrower on the Second Amendment Effective Date and (v) the Additional Term Lenders are willing to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, with Additional Term Loans on the Second Amendment Effective Date and to

provide the Increased Term Loans, in each case, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

N.                                    In addition, the Borrower has requested that the Collateral Trust Agreement be amended to make certain changes as more fully set forth in the CTA Amendment.  To accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement) is willing to consent to the amendment of the Collateral Trust Agreement substantially in the form of the Amendment to Collateral Trust Agreement attached hereto as Exhibit A (the “CTA Amendment”, and the Collateral Trust Agreement as amended by the CTA Amendment, the “Amended Collateral Trust Agreement”).

O.                                    In addition, the Borrower has requested that the Guarantee and Collateral Agreement be amended to make certain changes as more fully set forth in the GCA Amendment.  To accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement) is willing to consent to the amendment of the Guarantee and Collateral Agreement substantially in the form of the Amendment to Guarantee and Collateral Agreement attached hereto as Exhibit B (the “GCA Amendment”, and the Guarantee and Collateral Agreement as amended by the GCA Amendment, the “Amended Guarantee and Collateral Agreement”).

P.                                      In addition, the Borrower has requested that the Dutch Security Document (as defined in the Collateral Trust Agreement) be terminated by the Collateral Trustee and the other parties thereto.  To accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement) is willing to execute the documents reasonably requested by the Borrower to evidence such termination (the “Dutch Pledge Release Documents”).

Q.                                    The amendments to the Credit Agreement set forth below, the amendments to the Collateral Trust Agreement evidenced by the CTA Amendment and the amendments to the Guarantee and Collateral Agreement evidenced by the GCA Amendment are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement; Amendment to Collateral Trust Agreement; Amendment to Guarantee and Collateral Agreement; Second Amendment Reaffirmation Agreement; Act of Instructing Debtholders.

(a)  Amendments to Credit Agreement.  The Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and the Lenders whose signatures appear below agree that the Credit Agreement shall be amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by:

(A)  adding thereto the following new defined terms in proper alphabetical order:

“Second Amendment” shall mean the Second Amendment Agreement, dated as of June 4, 2013, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank, the Collateral Trustee and the Lenders party thereto.

“Second Amendment Effective Date” shall have the meaning assigned to such term in the Second Amendment.

“Second Amendment Reaffirmation Agreement” shall mean the Reaffirmation Agreement, dated as of the Second Amendment Effective Date, executed and delivered by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Collateral Trustee in form and substance reasonably acceptable to the Administrative Agent.

(B)  amending and restating the following defined terms therein in their entirety as follows:

“Applicable Margin” shall mean, for any day, a rate per annum equal to (a)(i) with respect to ABR Term Loans, 1.00% and (ii) with respect to Eurodollar Term Loans, 2.00% and (b)(i) with respect to ABR Revolving Loans, 1.25% and (ii) with respect to Eurodollar Revolving Loans, 2.25%.

“Collateral Trust Agreement” shall mean the Second Amended and Restated Collateral Trust Agreement, dated as of the Closing Date, among the Borrower, each Subsidiary Guarantor, the Collateral Trustee and the other parties thereto, as amended by that certain Amendment to Collateral Trust Agreement, dated as of the First Amendment Effective Date and as further amended by that certain Second Amendment to Collateral Trust Agreement, dated as of the Second Amendment Effective Date, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

 “Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Second Amendment Revolving Loans (as defined in the Second Amendment) (and to acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on Schedule 1.01(e) or in the Assignment and Acceptance or Joinder Agreement pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender in accordance with Section 9.04.

“Revolving Loans” shall mean (i) the Second Amendment Revolving Loans (as defined in the Second Amendment), (ii) any New Revolving Loans and (iii) any Refinancing Revolving Loans.

“Revolving Maturity Date” shall mean (i) with respect to any Revolving Commitments on the Second Amendment Effective Date and Revolving Loans made pursuant to clause (i) of the definition thereof, July 1, 2018, (ii) with respect to any New Revolving Commitments and New Revolving Loans, the maturity date thereof set forth in the applicable Joinder Agreement and (iii) with respect to any Refinancing Revolving Commitments and Refinancing Revolving Loans, the maturity date thereof set forth in the applicable Joinder Agreement, in each case, as it may be extended pursuant to and in accordance with this Agreement.

“Security Documents” shall mean the Guarantee and Collateral Agreement, the Mortgages, the Control Agreements, the Intellectual Property Security Agreements, the Collateral Trust Agreement, the Reaffirmation Agreement, the First Amendment Reaffirmation Agreement, the Second Amendment Reaffirmation Agreement and each of the other security agreements, pledges, mortgages, assignments (collateral or otherwise), consents and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10.

“Term Loans” shall mean the Second Amendment Term Loans (as defined in the Second Amendment) made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date.

(ii) Section 2.11(a) of the Credit Agreement is hereby amended by deleting the words “the Closing Date” immediately after the words “sum of the principal amount of Term Loans as of” therein and replacing them with “the Second Amendment Effective Date”.

(iii) Section 2.12(d) of the Credit Agreement is hereby amended by (A) replacing the words “the First Amendment Effective Date” in each instance where such words appear therein with the words “the Second Amendment Effective Date” and (B) replacing the words “the first anniversary of” in each instance where such words appear therein with the words “the date that is six months after”.

(iv) Section 3.13 of the Credit Agreement is hereby amended by:

(A)   amending and restating clause (b) thereof in its entirety as follows:

(b) the Revolving Loans, the New Revolving Loans and the Swingline Loans to replace the Existing Revolving Facility (as defined in the Second Amendment), for the Borrower’s and/or its Subsidiaries’ working capital requirements, the payment of fees and expenses in connection with this Agreement and the transactions related thereto and other general corporate purposes (including permitted acquisitions, funding Minority Investments and permitted joint ventures and Funded L/C SPV Contributions),

(B)  adding the following new sentence immediately after the last sentence thereof:

The proceeds of all Additional Term Loans (as defined in the Second Amendment), on the Second Amendment Effective Date will be used to (i) re-evidence in full all Existing Term Loans (as defined in the Second Amendment), other than Exchanged Term Loans (as defined in the Second Amendment), on the terms and subject to the conditions set forth in the Second Amendment, including via the assignment by the Term Lenders holding such Existing Term Loans (as defined in the Second Amendment), other than Exchanged Term Loans (as defined in the Second Amendment), who do not remain Term Lenders hereunder on the Second Amendment Effective Date to the Additional Term Lenders (as

defined in the Second Amendment) as of the Second Amendment Effective Date of such Existing Term Loans (as defined in the Second Amendment), other than Exchanged Term Loans (as defined in the Second Amendment), which shall thereafter be continued as and be deemed to be Term Loans hereunder, (ii) redeem a portion of GenOn Energy, Inc.’s outstanding 7.625% senior unsecured notes due 2014, (iii) pay fees, costs and expenses incurred in connection with the transactions described in this sentence and (iv) for other general corporate purposes (including permitted acquisitions).

(v) Article V of the Credit Agreement is hereby amended by adding the following new Section 5.13 at the end thereof:

SECTION 5.13.           Redemption of GenOn Notes.  Do or cause to be done all things necessary, including providing all notices reasonably necessary, to consummate the redemption of an aggregate principal amount of $575,000,000 of GenOn Energy, Inc.’s outstanding 7.625% senior unsecured notes due 2014 within 45 days after the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion).

(vi) Schedule 1.01(e) to the Credit Agreement is hereby replaced with Schedule 1.01(e) attached to this Second Amendment.

(vii) As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Credit Agreement as amended by this Second Amendment.

(b)  Amendment to Collateral Trust Agreement. The Borrower, the Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee acting as directed by an Act of Instructing Debtholders agree that the Collateral Trust Agreement shall be amended on the Second Amendment Effective Date by the CTA Amendment such that, on the Second Amendment Effective Date, the terms set forth in the CTA Amendment shall modify the terms of the Collateral Trust Agreement to the extent set forth in the CTA Amendment.  As used in the Collateral Trust Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Collateral Trust Agreement as amended by the CTA Amendment.

(c)  Amendment to Guarantee and Collateral Agreement. The Borrower, the Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee acting as directed by an Act of Instructing Debtholders agree that the Guarantee and Collateral Agreement shall be amended on the Second Amendment Effective Date by the GCA Amendment such that, on the Second Amendment Effective Date, the terms set forth in the GCA Amendment shall modify the terms of the Guarantee and Collateral Agreement to the extent set forth in the GCA Amendment.  As used in the Guarantee and Collateral Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Guarantee and Collateral Agreement as amended by the GCA Amendment.

(d)  Dutch Pledge Release Documents. The Collateral Trustee acting as directed by an Act of Instructing Debtholders shall, on the Second Amendment Effective Date, execute the Dutch Pledge Release Documents.

(e)  Second Amendment Reaffirmation Agreement; Act of Instructing Debtholders.  The parties hereto confirm that it is their intent that the instructions provided herein shall represent an Act of Instructing Debtholders under and as defined in the Collateral Trust Agreement with respect to the CTA Amendment, the GCA Amendment, the Reaffirmation Agreement substantially in the form attached hereto as Exhibit C (the “Second Amendment Reaffirmation Agreement”) and the Dutch Pledge Release Documents.  The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Repricing Arrangers, the Issuing Banks and the Lenders and agrees for the benefit of the Administrative Agent, the Collateral Agent, the Repricing Arrangers, the Issuing Banks, the Lenders and the Collateral Trustee that (i) Schedule II attached to this Second Amendment sets forth completely and correctly (A) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Second Amendment Effective Date, (B) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Second Amendment Effective Date, and (C) the face amount of all outstanding letters of credit issued under any Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Second Amendment Effective Date, and (ii) pursuant to and in accordance with Section 9.4 of the Collateral Trust Agreement, the holders of Priority Lien Commodity Hedging Obligations (as defined in the Collateral Trust Agreement) are not entitled to exercise any voting or consent right with respect to the execution, acknowledgment and acceptance of the CTA Amendment, the GCA Amendment, the Second Amendment Reaffirmation Agreement and the Dutch Pledge Release Documents with respect to the aggregate Hedge Capacity Amount (as defined in the Collateral Trust Agreement) under Priority Lien Commodity Hedging Agreements (as defined in the Collateral Trust Agreement) that are Capacity Commodity Hedging Agreements (as defined in the Collateral Trust Agreement), including with respect to clause (i)(y)(D) of the definition of “Act of Instructing Debtholders” set forth in the Collateral Trust Agreement.  To accomplish the intent set forth in the first sentence of this clause (e), the Lenders constituting, solely based on (and in reliance upon) the representation and warranty of the Borrower set forth in the immediately preceding sentence, holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) constituting more than 50% of the sum of (1) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), (2) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement) and (3) the face amount of all outstanding letters of credit issued under any Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), hereby (x) consent to the CTA Amendment, the GCA Amendment, the Second Amendment Reaffirmation Agreement and the Dutch Pledge Release Documents, (y) authorize and instruct the Collateral Trustee to execute, acknowledge and accept each of the CTA Amendment, the GCA Amendment, the Second Amendment Reaffirmation Agreement and the Dutch Pledge Release Documents on their behalf and (z) direct the Administrative Agent, on their behalf, to authorize and instruct the Collateral Trustee to execute, acknowledge and accept each of the CTA Amendment, the GCA Amendment, the Second Amendment Reaffirmation Agreement and the Dutch Pledge Release Documents on their behalf.

SECTION 2.  Revolving Lenders; Term Lenders; Issuing Banks; Second Amendment Revolving Loans; Letter of Credit; Administrative Agent Authorization.

(a)  Revolving Lenders.  Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Exchanging Revolving Lender irrevocably (A) agrees to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (B) agrees to exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Second Amendment Revolving Commitments in an equal principal amount and (C) upon the Second Amendment Effective Date, shall exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Second Amendment Revolving Commitments in an equal principal amount and (ii) each Additional Revolving Lender irrevocably (A) agrees to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (B) commits to make Additional Revolving Commitments in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Additional Revolving Commitments) and (C) upon the Second Amendment Effective Date, shall make Additional Revolving Commitments to the Borrower.  Each Additional Revolving Lender further acknowledges and agrees that, as of the Second Amendment Effective Date, it shall be a “Lender” and a “Revolving Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.  For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Revolving Commitments of Exchanging Revolving Lenders will be converted into and continued as Second Amendment Revolving Commitments and such Exchanged Revolving Commitments shall be on the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as such Existing Revolving Commitments.

(b)  Term Lenders.  Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Exchanging Term Lender irrevocably (A) agrees to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (B) agrees to exchange (as set forth on its signature page hereto) all of its Existing Term Loans with Second Amendment Term Loans in an equal principal amount and (C) upon the Second Amendment Effective Date, shall exchange (as set forth on its signature page hereto) all of its Existing Term Loans with Second Amendment Terms Loans in an equal principal amount and (ii) each Additional Term Lender irrevocably (A) agrees to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment, (B) commits to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (C) upon the Second Amendment Effective Date, shall re-evidence in full Existing Term Loans, other than Exchanged Term Loans, with such Additional Terms Loans.  Each Additional Term Lender further acknowledges and agrees that, as of the Second Amendment Effective Date, it shall be a “Lender” and a “Term Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.  For purposes of this Second Amendment, “exchange” shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Term Loans of Exchanging Term Lenders will be converted into and continued as Second Amendment Term Loans and such Exchanged Term Loans shall be on the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as such Existing Term Loans.

(c)  Issuing Banks and Swingline Lender.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Issuing Bank and the Swingline Lender irrevocably agrees to the terms of this Second Amendment, the Amended Credit Agreement, the CTA Amendment and the GCA Amendment.

(d)  Second Amendment Revolving Commitments; Second Amendment Term Loans.

(i) On the Second Amendment Effective Date, all Existing Revolving Commitments shall be hereby automatically and irrevocably terminated (it being understood that such Existing Revolving Commitments shall be automatically replaced with Exchanged Revolving Commitments and Additional Revolving Commitments (if any)).  If, on the Second Amendment Effective Date, there are any Existing Revolving Loans outstanding, such Existing Revolving Loans shall, on the Second Amendment Effective Date, be prepaid to the Lenders thereof from the proceeds of Second Amendment Revolving Loans made under the Amended Credit Agreement, which prepayment will be accompanied by accrued interest on the Existing Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16 of the Credit Agreement, subject to clause (iv) below.

(ii) On the Second Amendment Effective Date, the proceeds of a portion of the Additional Term Loans shall be used to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the Second Amendment Effective Date to the Additional Term Lenders as of the First Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement, with any remainder being used after the Second Amendment Effective Date as permitted by the Amended Credit Agreement.

(iii) The commitments of the Additional Revolving Lenders and Additional Term Lenders and the undertakings of the Exchanging Revolving Lenders and the Exchanging Term Lenders are several and no such Second Amendment Revolving Lender or Second Amendment Term Lender will be responsible for any other Second Amendment Revolving Lender’s or any other Second Amendment Term Lender’s failure to make, acquire or exchange Second Amendment Revolving Loans, Second Amendment Revolving Commitments or Second Amendment Term Loans, as applicable.  Each of the parties hereto acknowledges and agrees that the terms of this Second Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Second Amendment and the Amended Credit Agreement.

(iv) Each Exchanging Revolving Lender and Exchanging Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to the prepayment of its Existing Revolving Loans or the exchange of its Exchanged Term Loans with Second Amendment Term Loans, as applicable, as contemplated by this Second Amendment on a date other than the last day of the Interest Period relating to such Existing Revolving Loans or Existing Term Loans, as applicable.

(v) Second Amendment Term Loans and Second Amendment Revolving Loans made on the Second Amendment Effective Date, if any, shall initially be Eurodollar Term Loans or Eurodollar Revolving Loans, as applicable, with an Interest Period commencing on the Second Amendment Effective Date and ending on the date specified by the Borrower in the applicable Borrowing Request delivered by it pursuant to Section 4(a)(ii)(B) below.

(e)  Letters of Credit.  Notwithstanding anything in the Credit Agreement to the contrary, any Existing Letter of Credit shall be deemed to be outstanding under the Amended Credit Agreement as of the Second Amendment Effective Date, and the Revolving L/C Exposure and participations in such

Letters of Credit shall be reallocated among the Second Amendment Revolving Lenders in accordance with their respective Pro Rata Percentages as of the Second Amendment Effective Date.

(f)  Administrative Agent Authorization.  The Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate.  The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error.  For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2(f).

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Second Amendment, the Borrower and each Grantor (as defined in the Collateral Trust Agreement) represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and the Collateral Trustee that, as of the Second Amendment Effective Date:

(a)  The Borrower and each Grantor (as defined in the Collateral Trust Agreement) has all requisite power and authority, and the legal right, to enter into this Second Amendment, the Amended Credit Agreement, the Second Amendment Reaffirmation Agreement, the CTA Amendment and the GCA Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Second Amendment, the Amended Credit Agreement, the Second Amendment Reaffirmation Agreement, the CTA Amendment, the GCA Amendment and the other Loan Documents.

(b)  Each of this Second Amendment, the Amended Credit Agreement, the Second Amendment Reaffirmation Agreement, the CTA Amendment and the GCA Amendment (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this Second Amendment, the Second Amendment Reaffirmation Agreement, the CTA Amendment and the GCA Amendment only, each Grantor (as defined in the Collateral Trust Agreement), (ii) constitutes the Borrower’s and, with respect to this Second Amendment, the Second Amendment Reaffirmation Agreement, the CTA Amendment and the GCA Amendment only, each Grantor’s (as defined in the Collateral Trust Agreement) legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to Sections 1 and 2 hereof, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to Sections 1 and 2 hereof, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Second Amendment, the Amended Credit Agreement, the Second Amendment Reaffirmation Agreement, the CTA Amendment or the GCA Amendment, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement, the Collateral Trust Agreement (as amended by the CTA Amendment), the Guarantee and Collateral Agreement (as amended by the GCA Amendment), the Second Amendment Reaffirmation Agreement and each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

SECTION 4.  Conditions to Effectiveness of this Second Amendment, the CTA Amendment and the GCA Amendment.

(a)  This Second Amendment, the CTA Amendment and the GCA Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(i) The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank, the Required Lenders, all Second Amendment Revolving Lenders, all Second Amendment Term Lenders, all Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee and (A) the aggregate principal amount of the Exchanged Revolving Commitments and the Additional Revolving Commitments shall equal at least $2,511,000,000 and (B) the aggregate principal amount of the Exchanged Term Loans and Additional Term Loans shall equal at least $2,022,000,000;

(ii) Each of (A) the representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the Second Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (B) the conditions in Section 4.01 of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(iii) The Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4(a)(ii)(A) above and Sections 4.01(b) and 4.01(c) of the Amended Credit Agreement;

(iv) The Collateral Trustee shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower, each Grantor (as defined in the Collateral Trust Agreement), the Administrative Agent and Lenders constituting the percentage of holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) required under the Collateral Trust Agreement;

(v) The Collateral Trustee shall have received duly executed and delivered counterparts of the CTA Amendment that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(vi) The Collateral Trustee shall have received duly executed and delivered counterparts of the GCA Amendment that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(vii) The Collateral Trustee shall have received an officer’s certificate of the Borrower pursuant to and in accordance with Section 7.1 of the Collateral Trust Agreement;

(viii) The Collateral Trustee shall have received an officer’s certificate of the Borrower in connection with the Dutch Pledge Release Documents pursuant to and in accordance with Section 4.1 of the Collateral Trust Agreement.

(ix) Each of the Administrative Agent and the Collateral Trustee shall have received duly executed and delivered counterparts of the Second Amendment Reaffirmation Agreement that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(x) The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Second Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Closing Date or, with respect to the Borrower, the First Amendment Effective Date, other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Second Amendment, the Second Amendment Reaffirmation Agreement, the CTA Amendment and the GCA Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended or changed since the Closing Date or, with respect to the Borrower, the First Amendment Affective Date, other than those changes attached to such certificate and (D) that there has been no change as to the incumbency and specimen signature of each officer executing the Second Amendment, the Second Amendment Reaffirmation Agreement, the CTA Amendment or the GCA Amendment or any other document delivered in connection herewith on behalf of such Loan Party since the Closing Date or, with respect to the Borrower, the First Amendment Effective Date, other than any such changed incumbency and specimen signatures attached to such certificate; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(xi) The Administrative Agent shall have received (A) and be reasonably satisfied (solely with respect to the absence of any Liens that are not Permitted Liens) with the results of a recent Lien and judgment search in each jurisdiction of organization with respect to the Borrower and the Subsidiary Guarantors, and (B) any UCC financing statements with respect to the Loan Parties and Collateral in appropriate form for filing under the UCC deemed by the Administrative Agent or the Collateral Agent reasonably necessary or desirable for the continued validity, enforceability and perfection of the Liens on the Collateral;

(xii) The Administrative Agent shall have received a solvency certificate, dated as of the Second Amendment Effective Date, from a Financial Officer of the Borrower, in form and substance reasonably satisfactory to each Repricing Arranger, supporting the conclusions that after giving effect to the transactions contemplated by this Second Amendment, the Borrower will not be insolvent or be rendered insolvent by the Indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its businesses, or have incurred debts beyond its ability to pay such debts as they mature;

(xiii) (A) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Banks, a favorable written opinion of (x) Kirkland & Ellis LLP, counsel for the Borrower and other Loan Parties and (y) Andrews Kurth LLP, counsel to the Loan Parties formed under the laws of Texas, in each case (1) in form and substance reasonably satisfactory to the Administrative Agent, (2) dated the Second Amendment Effective Date, (3) addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and (4) covering such corporate, security interest and related matters relating to this Second Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request and which are customary for transactions of the type contemplated herein and (B) the Collateral Trustee shall have received a favorable written opinion of Kirkland & Ellis LLP, counsel for the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Collateral Trustee, (1) dated the Second Amendment Effective Date, (2) addressed to the Collateral Trustee and (3) covering such issues as required by Section 7.1(a) of the Collateral Trust Agreement;

(xiv) If, on the Second Amendment Effective Date, there are any Existing Revolving Loans outstanding, the Borrower shall apply the aggregate proceeds of Second Amendment Revolving Loans to prepay in full the principal amount of all Existing Revolving Loans, together with all accrued and unpaid interest and premiums thereon and all amounts due under Section 2(d)(i) hereunder (subject to Section 2(d)(iv)).

(xv) The proceeds of the Additional Term Loans shall have been applied, concurrently with the exchange of the Exchanged Term Loans with Second Amendment Term Loans, to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the Second Amendment Effective Date to the Additional Term Lenders as of the Second Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement, with any remainder to be applied in accordance with the Amended Credit Agreement;

(xvi) The Borrower shall have, concurrently with the exchange of Exchanged Revolving Commitments with Second Amendment Revolving Commitments and the making of the Additional Revolving Commitments, if any, paid to all Revolving Lenders holding Existing Revolving Loans immediately prior to the Second Amendment Effective Date that are not party to this Second Amendment, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Revolving Lenders under the Loan Documents (prior to the effectiveness of this Second Amendment) and of which the Borrower has been notified in writing;

(xvii) The Borrower shall have, concurrently with the exchange of Exchanged Term Loans with Second Amendment Term Loans and the making of the Additional Term Loans (A) paid all accrued and unpaid interest and other amounts on the aggregate principal amount of the Existing Term Loans (subject to Section 2(d)(iv)), (B) paid a non-refundable fee, for the ratable account of each Existing Term Lender, in an amount equal to 1.00% of the aggregate principal amount of their respective Existing Term Loans re-evidenced (or exchanged) in connection with the transactions to be effected on the Second Amendment Effective Date (payment of the fee specified in this clause (B) shall satisfy, in full, any obligation of the Borrower to pay the fee referred to in Section 2.12(d) of the Credit Agreement in effect immediately prior to the Second Amendment Effective Date in connection with the transactions to be effected pursuant to this Amendment) and (C) paid to all Term Lenders holding Existing Term Loans immediately prior to the Second Amendment Effective Date that are not party to this Second Amendment, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this Second Amendment) and of which the Borrower has been notified in writing;

(xviii) The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent or any Second Amendment Revolving Lender at least three Business Days prior to the Second Amendment Effective Date;

(xix) Each of the Repricing Arrangers, the Administrative Agent and the Collateral Trustee shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions; and

(xx) each Second Amendment Revolving Lender consenting to this Second Amendment by delivering its executed signature page thereto to Latham & Watkins LLP on behalf of the Administrative Agent (as specified in the posting memorandum) by 5:00 p.m. (New York City time) on May 28, 2013 (or such later time and date as agreed upon by the Revolving Facility Arranger and the Borrower) shall have received an amendment consent fee equal to 0.125% of the aggregate principal amount of its Second Amendment Revolving Commitments allocated to such Second Amendment Revolving Lender by the Revolving Facility Arranger.

SECTION 5.  Post-Effectiveness Covenant.  Each Loan Party warrants, covenants and agrees with the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and each Lender that each Loan Party will (i) satisfy the requirements set forth in Section 9.17(a), (b), (c) and (e) of the Amended Credit Agreement within 90 days after the Second Amendment Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion) and (ii) satisfy the requirements set forth in Section 9.17(d) of the Amended Credit Agreement within three (3) days after the

Second Amendment Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion).

SECTION 6.  Effect of Amended Credit Agreement, CTA Amendment and GCA Amendment.

(a)  Except as expressly set forth herein or in the Amended Credit Agreement, this Second Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Collateral Trustee or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document (other than as expressly set forth in the CTA Amendment or the GCA Amendment), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document (other than as expressly set forth in the CTA Amendment or the GCA Amendment), all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  Except as expressly set forth herein, in the CTA Amendment or in the GCA Amendment, this Second Amendment, the CTA Amendment and the GCA Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties, the Administrative Agent, the GS Counterparty (as defined in the Collateral Trust Agreement) or the Collateral Trustee, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement or any other provision of the Collateral Trust Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement in similar or different circumstances.

(c)  On the Second Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1(a) above, the Collateral Trust Agreement shall be amended by the CTA Amendment and the Guarantee and Collateral Agreement shall be amended by the GCA Amendment.  The parties hereto acknowledge and agree that (i) this Second Amendment, the Amended Credit Agreement, the CTA Amendment, the GCA Amendment, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Grantors (as defined in the Collateral Trust Agreement) under the Credit Agreement and the Collateral Trust Agreement as in effect prior to the Second Amendment Effective Date (collectively, the “Obligations”); (ii) such Obligations are in all respects continuing (as amended by this Second Amendment, the CTA Amendment and the GCA Amendment) with only the terms thereof being modified to the extent provided in this Second Amendment, the CTA Amendment and the GCA Amendment; and (iii) the Security Documents and the Liens and security interests granted thereunder are in all respects continuing in full force and effect.  Upon the satisfaction of the conditions precedent set forth in Section 4 of this Second Amendment, the provisions of this Second Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the

Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank, the Collateral Trustee and the Lenders.

(d)  This Second Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement, as amended by the CTA Amendment, and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement, as amended by the CTA Amendment.

SECTION 7.  Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4.  Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

SECTION 8.  Applicable Law.  THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.  Headings.  Headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Senior Vice President and Treasurer

NRG Energy, Inc. Second Amendment Agreement

ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CAMAS POWER BOILER, INC.
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER II LLC
EL SEGUNDO POWER, LLC
ENERGY NATIONAL, INC.
ENERGY PROTECTION INSURANCE COMPANY
ENIGEN, INC.
EVERYTHING ENERGY LLC
HUNTLEY POWER LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
LOUISIANA GENERATING LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC
MONTVILLE POWER LLC
NEO CORPORATION
NEO FREEHOLD-GEN LLC
NEO POWER SERVICES INC.
NORWALK POWER LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BAYOU COVE LLC
NRG BOURBONNAIS LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG COMLEASE LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Treasurer

NRG Energy, Inc. Second Amendment Agreement

NRG DUNKIRK OPERATIONS INC.
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY JACKSON VALLEY I, INC.
NRG ENERGY JACKSON VALLEY II, INC.
NRG ENERGY SERVICES GROUP LLC
NRG GENERATION HOLDINGS, INC.
NRG HUNTLEY OPERATIONS INC.
NRG ILION LP LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.
NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OPERATING SERVICES, INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG RETAIL LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG SOUTH CENTRAL OPERATIONS INC.
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS HOLDING INC.
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
PACIFIC CROCKETT HOLDINGS, INC.
PACIFIC GENERATION COMPANY
PACIFIC GENERATION HOLDINGS COMPANY

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Treasurer

NRG Energy, Inc. Second Amendment Agreement

SAGUARO POWER LLC
SAN JOAQUIN VALLEY ENERGY I, INC.
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Treasurer

NRG ENERGY SERVICES GROUP LLC
NRG SOUTH CENTRAL GENERATING LLC
NRG TEXAS HOLDING INC.

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President

CARBON MANAGEMENT SOLUTIONS LLC
CLEAN EDGE ENERGY LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD ENERGY COMPANY LP
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
COTTONWOOD TECHNOLOGY PARTNERS LP
ENERGY ALTERNATIVES WHOLESALE, LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President and Treasurer

NRG Energy, Inc. Second Amendment Agreement

GREEN MOUNTAIN ENERGY COMPANY (NY COM) LLC
GREEN MOUNTAIN ENERGY COMPANY (NY RES) LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
LANGFORD WIND POWER, LLC
NEW GENCO GP, LLC
NRG ARTESIAN ENERGY LLC
NRG DISPATCH SERVICES LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG IDENTITY PROTECT LLC
NRG NEW JERSEY ENERGY SALES LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG SECURITY LLC
NRG TEXAS GREGORY LLC
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG UNEMPLOYMENT PROTECTION LLC
NRG WARRANTY SERVICES LLC
RE RETAIL RECEIVABLES, LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC TEXAS GENCO FINANCING CORP.
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO OPERATING SERVICES, LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President and Treasurer

NRG Energy, Inc. Second Amendment Agreement

NRG ILION LIMITED PARTNERSHIP

By: NRG Rockford Acquisition LLC, its General Partner

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Treasurer

GCP FUNDING COMPANY, LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Management Board Member

NRG SOUTH TEXAS LP

By: Texas Genco GP, LLC, its General Partner

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President & Treasurer

TEXAS GENCO LP, LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Management Committee Member

TEXAS GENCO SERVICES, LP

By: New Genco GP LLC, its General Partner

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President & Treasurer

NRG Energy, Inc. Second Amendment Agreement

ALLIED WARRANTY LLC
LONE STAR A/C & APPLIANCE REPAIR, LLC
NRG CONSTRUCTION LLC
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOMER CITY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Gaetan Frotte
Name:	Gaetan Frotte
Title:	Vice President and Treasurer

GREEN MOUNTAIN ENERGY COMPANY

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President, Treasury

ELBOW CREEK WIND PROJECT LLC

By:	/s/ G. Gary Garcia
Name:	G. Gary Garcia
Title:	Vice President & Controller

NRG Energy, Inc. Second Amendment Agreement

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as

Administrative Agent, Collateral Agent and

Swingline Lender

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Director & Vice President

BANK OF AMERICA, N.A., as an Issuing Bank

By:	/s/ John Pantalena
Name: John Pantalena
Title: Director

BARCLAYS BANK PLC, as an Issuing Bank

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

CITIBANK, N.A., as an Issuing Bank

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Director & Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Issuing Bank

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

NRG Energy, Inc. Second Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank

By:	/s/ Jack Leong
Name: Jack Leong
Title: Director

By:	/s/ Prashant Niehra
Name: Prashant Niehra
Title: Vice President

JPMORGAN CHASE BANK, N.A., as an Issuing Bank

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

MORGAN STANLEY BANK, N.A., as an Issuing Bank

By:	/s/ Henrik Sandstrom
Name: Henrik Sandstrom
Title: Authorized Signatory

NRG Energy, Inc. Second Amendment Agreement

By executing below, each party acknowledges and accepts this Second Amendment and further acknowledges receipt of a copy of this Second Amendment executed by each party thereto.

DEUTSCHE BANK TRUST COMPANY

AMERICAS, as Priority Collateral Trustee and

Parity Collateral Trustee

By: Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Assistant Vice President

NRG Energy, Inc. Second Amendment Agreement